EXHIBIT 10.2
                                                             ------------


                           JOINT FILING AGREEMENT

        The undersigned hereby agree that statements in their Schedule 13D relating to their shares of common stock, par value $10.00 per share, of First National Bancorp, Inc., dated March 1, 2001, is, and any further amendments to such Schedule 13D signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

   Dated: March 13, 2001


          /s/George H. Buck                  /s/Michael C. Reardon
          ------------------------           ---------------------------
          George H. Buck                     Michael C. Reardon


          /s/Walter F. Nolan                 /s/Charles R. Peyla
          ------------------------           ---------------------------
          Walter F. Nolan                    Charles R. Peyla


          /s/Albert G. D'Ottavio             /s/Sheldon C. Bell
          ------------------------           ----------------------------
          Albert G. D'Ottavio                Sheldon C. Bell


          /s/Watson A. Healy                 /s/Howard E. Reeves
          ------------------------           ----------------------------
          Watson A. Healy                    Howard E. Reeves


          /s/Kevin T. Reardon                /s/Paul A. Lambrecht
          ------------------------           -----------------------------
          Kevin T. Reardon                   Paul A. Lambrecht


          /s/Louis R. Peyla                  /s/Harvey J. Lewis
          ------------------------           -----------------------------
          Louis R. Peyla                     Harvey J. Lewis











                                     25